UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2019

CHESAPEAKE LODGING TRUST

(Exact name of Registrant as specified in its charter)

Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 625, Arlington, VA	22203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 349-9450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Common Shares of Beneficial Interest, $.01 par value	CHSP	New York Stock Exchange

Item 1.01. Entry Into a Material Definitive Agreement.

On May 5, 2019, Chesapeake Lodging Trust, a Maryland real estate investment trust (“Chesapeake”), Park Hotels & Resorts Inc., a Delaware corporation (“Park”), PK Domestic Property LLC, a Delaware limited liability company and an indirect subsidiary of Park (“Domestic”), and PK Domestic Sub LLC, a Delaware limited liability company and a direct subsidiary of Domestic (“Merger Sub,” and, together with Park and Domestic, the “Park Parties”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein and in accordance with applicable law, Chesapeake will merge with and into Merger Sub (the “Merger”) with Merger Sub continuing as the surviving entity after the Merger. The Merger and the other transactions contemplated by the Merger Agreement were unanimously approved by the board of trustees of Chesapeake (the “Board”).

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger:

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each of the outstanding common shares of beneficial interest, par value $0.01 per share, of Chesapeake (“Chesapeake Common Shares”) (other than shares held by Chesapeake, any wholly-owned subsidiary of Chesapeake or by any of the Park Parties or any of their respective wholly-owned subsidiaries) will be converted into the right to receive 0.628 of a share of Park common stock, par value $0.01 per share (“Park Common Stock”), and $11.00 in cash (collectively, the “Merger Consideration”); and

•

all unvested awards of Chesapeake Common Shares granted under the Chesapeake equity plan will become one hundred percent (100%) vested and all restrictions and forfeiture conditions thereon will lapse, and thereafter, such Chesapeake Common Shares will be considered outstanding and the holders thereof will only have the right to receive the Merger Consideration with respect to such Chesapeake Common Shares.

No fractional shares of Park Common Stock will be issued in the Merger. The value of any fractional interests of shares of Park Common Stock to which a holder would otherwise be entitled will be paid in cash. The Merger will be treated as a taxable sale by Chesapeake of all of its assets to Domestic in exchange for the Merger Consideration and the assumption of all of Chesapeake’s liabilities, immediately followed by a distribution of the Merger Consideration to the holders of the outstanding Chesapeake Common Shares in liquidation of Chesapeake.

Pursuant to the Merger Agreement, the parties have agreed that immediately following the effective time of the Merger, Park’s board of directors will consist of ten members, eight of whom will be the current directors of Park and two of whom will be designated by Chesapeake and approved by Park.

Park will prepare and file with the Securities and Exchange Commission (the “SEC”) a Form S-4 registering the Park Common Stock issuable as part of the Merger Consideration, and Chesapeake will prepare a proxy statement with respect to a special meeting of its shareholders to be convened for purposes of obtaining approval of the proposed transaction by holders of a majority of the outstanding Chesapeake Common Shares as promptly as reasonably practical after the date of the Merger Agreement, which proxy statement will be included in the Form S-4 and will contain, subject to certain exceptions, the recommendation of the Board that Chesapeake shareholders vote in favor of the Merger.

Pursuant to the terms and subject to the conditions in the Merger Agreement, the Park Parties may undertake, with Chesapeake’s reasonable assistance but at the expense of the Park Parties, a marketing and sales process with respect to (i) the Hyatt Place New York Midtown South and the Hyatt Herald Square New York (the “New York Disposition Properties”), in order to permit their disposition on the closing date of the Merger or the day before the Merger closing date and (ii) certain of Chesapeake’s other properties designated by the Park Parties, in order to permit their disposition after the closing date of the Merger. It is not a condition to the completion of the Merger that any of these dispositions be completed. However, if all other conditions to consummation of the Merger have been satisfied or validly waived (other than those conditions that by their terms are required to be satisfied at the closing), but the sale of the New York Disposition Properties has not been completed, the closing of the Merger will be automatically extended to the earlier of (i) the date that is one business day after the date on which the sales of both New York Disposition Properties have been completed and (ii) October 10, 2019.

The Park Parties and Chesapeake have made certain customary representations and warranties in the Merger Agreement and have agreed to customary covenants, including, among others, a representation by the Park Parties that Domestic and Merger Sub have or at the effective time of the Merger will have all funds necessary for the payment of the cash portion of the Merger Consideration and any cash in lieu of any fractional shares of Park Common Stock, covenants by both parties with respect to the conduct of their respective businesses during the period between execution of the Merger Agreement and the closing of the Merger, and covenants prohibiting Chesapeake and its subsidiaries from soliciting, providing information or engaging in negotiations or discussions concerning proposals relating to alternative business combination transactions, subject to limited exceptions. The Board is also prohibited from changing its recommendation that Chesapeake’s shareholders vote in favor of the Merger, subject to certain limited exceptions relating to the Board’s ability to change its recommendation (i) in order to terminate the Merger Agreement and enter into an alternative acquisition agreement with respect to a superior proposal or (ii) in connection with a material fact, event, circumstance, development or change that materially affects the business, assets or operations of Chesapeake, was not known to, or reasonably foreseeable by the Board and becomes known to the Board prior to the receipt of the approval of the Merger by Chesapeake’s shareholders (subject to the limitations described in the Merger Agreement).

The completion of the Merger is subject to various customary closing conditions, including, among others: (i) approval by Chesapeake’s common shareholders; (ii) the absence of a material adverse effect on either Chesapeake or the Park Parties; and (iii) the receipt of tax opinions relating to REIT status of each of Chesapeake and two of its subsidiaries and of Park.

The Merger Agreement may be terminated under certain circumstances, including by either party (i) if the Merger has not been consummated on or before October 31, 2019, (ii) if a final and non-appealable order, decree or ruling is entered prohibiting or restraining the Merger, (iii) upon a failure of Chesapeake’s shareholders to approve the Merger, or (iv) upon a material uncured breach by the other party that would cause the closing conditions not to be satisfied. The Merger Agreement may also be terminated by the Park Parties under certain circumstances, including (A) upon a change in Chesapeake’s recommendation to its shareholders, or (B) upon a breach by Chesapeake of its obligations under the Merger Agreement prohibiting solicitation of transactions (other than immaterial or inadvertent breaches). The Merger Agreement may also be terminated by Chesapeake under certain circumstances, including upon Chesapeake entering into an alternative acquisition agreement with respect to a superior proposal, so long as Chesapeake concurrently pays to the Park Parties the applicable termination fee.

The Merger Agreement also provides that, in connection with the termination of the Merger Agreement under specified circumstances Chesapeake will be required to pay the Park Parties a termination fee of $62.5 million (except that the termination fee will be $38.5 million with respect to any termination relating to a superior proposal that is communicated by the Board to Park prior to June 4, 2019) and/or the reasonable out-of-pocket expenses of the Park Parties (up to a maximum of $17.5 million in expenses). Any out-of-pocket expenses reimbursed would be credited against the payment of any termination fee to the Park Parties.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Park or Chesapeake. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in confidential disclosure letters provided by each party to the other in connection with the signing of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Park or Chesapeake at the time they were made or otherwise and should only be read in conjunction with the other information that Park or Chesapeake makes publicly available in reports, statements and other documents filed with the SEC.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective May 5, 2019, the Board approved and adopted a wholly new article of Chesapeake’s amended and restated bylaws, as amended (the “Bylaws”). New ARTICLE X provides that, unless Chesapeake consents in writing to the selection of an alternative forum, and to the fullest extent permitted by law, the Circuit Court for Baltimore City, Maryland or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for (1) any internal corporate claims (as defined in Section 1-101(p) of the Corporations and Associations Article of the Annotated Code of Maryland); (2) any derivative action or proceeding (other than any actions arising under the federal securities laws) brought on behalf of Chesapeake; (3) any action asserting a claim for a breach of any duty owed to Chesapeake or its shareholders by any trustee, officer or employee of Chesapeake; (4) any claim or action asserting a claim against Chesapeake or any of its trustees, officers or employees arising pursuant to any provision of the Maryland REIT Law, Chesapeake’s Articles of Amendment and Restatement of Declaration of Trust, as amended and supplemented, or its Bylaws; and (5) any other action asserting a claim against Chesapeake or any of its trustees, officers or employees that is governed by the internal affairs doctrine of Maryland.

The foregoing summary of new ARTICLE X of the Trust’s Bylaws is qualified in its entirety by reference to the copy thereof filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 6, 2019, Park and Chesapeake issued a joint press release announcing the execution of the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and among Park Hotels & Resorts Inc., PK Domestic Property LLC, PK Domestic Sub LLC, and Chesapeake Lodging Trust, dated as of May 5, 2019.

3.1	Bylaw amendment, effective May 5, 2019.

99.1	Press release, dated May 6, 2019.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Park and Chesapeake, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, expected benefits and synergies of the potential transaction, projected financial information, future opportunities, and any other statements regarding Park’s and Chesapeake’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “intend,” “estimate,” “aim,” “target,” “predict,” “project,” “seek,” “would,” “could,” “continue,” possible,” “potential” and similar expressions. All such forward-looking statements are based on current expectations of Park’s and Chesapeake’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite approval of Chesapeake’s shareholders; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to Park’s or Chesapeake’s respective businesses; the effect of this communication on Park’s or Chesapeake’s share prices; the effects of industry, market, economic, political or regulatory conditions outside of Park’s or Chesapeake’s control; transaction costs; Chesapeake’s ability to achieve the synergies and value creation contemplated by the potential transaction; Park’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations; and the diversion of management time on transaction-related issues. Other factors are described in Park’s and Chesapeake’s respective filings with the SEC, including Park’s and Chesapeake’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Park and Chesapeake assume no obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Park intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Chesapeake and also constitutes a prospectus of Park. Park and Chesapeake also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A definitive proxy statement/prospectus will be sent to Chesapeake’s shareholders. Investors may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Park and Chesapeake with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Park with the SEC will be available free of charge on Park’s website at http://www.pkhotelsandresorts.com or by contacting Park’s Investor Relations at (571) 302-5591. Copies of the documents filed by Chesapeake with the SEC will be available free of charge on Chesapeake’s website at http://www.chesapeakelodgingtrust.com or by contacting Chesapeake’s Investor Relations at (571) 349-9452.

Chesapeake and its respective trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about trustees and executive officers of Chesapeake is available in the proxy statement for its 2019 Annual Meeting, which was filed with the SEC on April 30, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction when they become available. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions when it becomes available. Investors may obtain free copies of these documents from Park or Chesapeake using the sources indicated above.

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2019	CHESAPEAKE LODGING TRUST

	By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer

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